UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 19, 2025

UNITED RENTALS, INC.

UNITED RENTALS (NORTH AMERICA), INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-14387	06-1522496

Delaware	001-13663	86-0933835
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 First Stamford Place, Suite 700
Stamford, Connecticut	06902
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 622-3131

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value, of United Rentals, Inc.	URI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02	Termination of a Material Definitive Agreement.

On February 19, 2025, United Rentals, Inc. (“URI”), UR Merger Sub VII Corporation, a wholly owned subsidiary of URI (“Merger Sub”), and H&E Equipment Services, Inc. (“H&E”) agreed to terminate the Agreement and Plan of Merger (the “Merger Agreement”), by and among URI, H&E and Merger Sub pursuant to the terms and conditions thereof.

Pursuant to the terms of the Merger Agreement and subject to the terms and conditions thereof, URI (through Merger Sub) commenced a cash tender offer (the “Offer”) to purchase all of the issued and outstanding shares of common stock, par value $0.01 per share, of H&E (the “Shares”) on January 28, 2025. On February 19, 2025, URI and Merger Sub withdrew the Offer as a result of the termination of the Merger Agreement, rendering a condition of the Offer incapable of being satisfied.

Concurrently with the termination of the Merger Agreement, H&E will pay URI a $63,523,892 termination fee pursuant to the terms and conditions of the Merger Agreement.

A description of the material terms and conditions of the Merger Agreement was previously disclosed in URI’s Current Report on Form 8-K filed on January 14, 2025. To the extent required by Item 1.02 of Form 8-K, that description is incorporated by reference herein.

Item 8.01	Other Events.

The amended and restated bridge facility commitment letter that URI and United Rentals (North America), Inc. entered into with Morgan Stanley Senior Funding, Inc., Wells Fargo Securities, LLC, Wells Fargo Bank, National Association, The Bank of Nova Scotia, J.P. Morgan Chase Bank, N.A., MUFG Bank, Ltd., PNC Capital Markets LLC, PNC Bank, National Association, The Toronto-Dominion Bank, New York Branch, Truist Bank, Bank of Montreal, BMO Capital Markets Corp., Regions Capital Markets, a Division of Regions Bank and Sumitomo Mitsui Banking Corporation in connection with the transactions contemplated by the Merger Agreement has also been terminated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 19, 2025

UNITED RENTALS, INC.

By:	/s/ Joli Gross
	Name:	Joli Gross
	Title:	Senior Vice President, Chief Legal & Sustainability Officer, Corporate Secretary

UNITED RENTALS (NORTH AMERICA), INC.

By:	/s/ Joli Gross
	Name:	Joli Gross
	Title:	Senior Vice President, Chief Legal & Sustainability Officer, Corporate Secretary